Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Wilsons The Leather Experts Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended July 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael M. Searles, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL M. SEARLES
Michael M. Searles,
Chairman and Chief Executive Officer
Date: September 7, 2006